FCC Federal Communications   PUBLIC NOTICE
Commission USA

FEDERAL COMMUNICATIONS COMMISSION          News Media Information (202) 418-0500
445 12th Street, S.W., TW-A325                      Fax-On-Demand (202) 418-2830
Washington, DC 20554                                 Internet:http://www.fcc.gov
                                                                     ftp.fcc.gov
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Report Number:  1975                                 Date of Report:  10/27/2004
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                       Wireless Telecommunications Bureau
Assignment of License Authorization Applications, Transfer of Control of
Licensee Applications, De Facto Transfer Lease Applications and Spectrum Manager
                           Lease Notifications Action

     This Public Notice contains a listing of applications that have been acted upon by the Commission.










---------------------------------------------------------------------------------------------------------------
Purpose File Number      Parties                                                       Action Date   Action
---------------------------------------------------------------------------------------------------------------
AM      0001332663       Assignor:   VoiceStream GSM I, LLC                            10/23/2004      M
                         Assignee:   WWC License L.L.C.


Partitioning and/or Disaggregation

        Call Sign or Lead Call Sign: WPOL278

        Radio Service Code(s)
        ---------------------
                 CW

AA      0001419245       Assignor:   VoiceStream GSM I License Company, LLC            10/23/2004      M
                         Assignee:   WWC License L.L.C.


Partitioning and/or Disaggregation

        Call Sign or Lead Call Sign: WPOL282

        Radio Service Code(s)
        ---------------------
                 CW


                                     Page 1
                                     * * *


TC      0001883172       Licensee:   NUI - Elkton Gas                                  10/21/2004      C
                         Transferor: NUI Corporation
                         Transferee: AGL Resources Inc.

Transfer of Control

        Call Sign or Lead Call Sign: WPNR870

        Radio Service Code(s)
        ---------------------
                 IG


AA      0001889212       Assignor:   MARTINO, ALLAN                                    10/19/2004      M
                         Assignee:   ANY TAXI


Full Assignment

        Call Sign or Lead Call Sign: WRO613

        Radio Service Code(s)
        ---------------------
                 IG


AA      0001889795       Assignor:   COASTAL COMMUNICATIONS CO INC                     10/19/2004      M
                         Assignee:   JACKSON, KURT R


Full Assignment

        Call Sign or Lead Call Sign: WPPT396

        Radio Service Code(s)
        ---------------------
                 IG

TC      0001890378       Licensee:   South Orange Rescue Squad                         10/23/2004      D
                         Transferor: South Orange Rescue Squad
                         Transferee: South Orange Rescue Squad

Transfer of Control

        Call Sign or Lead Call Sign: WPNR756

        Radio Service Code(s)
        ---------------------
                 IG


                                    Page 15
                                     * * *

---------------------------------------------------------------------------------------------------------------
Purpose File Number      Parties                                                       Action Date   Action
---------------------------------------------------------------------------------------------------------------
TC      0001881888       Licensee:   NUI Utilities, Inc.                               10/20/2004      C
                         Transferor: NUI Corporation
                         Transferee: AGL Resources Inc.

Transfer of Control

        Call Sign or Lead Call Sign: KBD722

        Radio Service Code(s)
        ---------------------
                 IG
                 MG


AA      0001901205       Assignor:   Exxon Communications Company                      10/21/2004      C
                         Assignee:   Apache Corporation


Full Assignment

        Call Sign or Lead Call Sign: KB82601

        Radio Service Code(s)
        ---------------------
                 IG
                 MG


AM      0001619758       Assignor:   Peterson, Barney W                                10/18/2004      C
                         Assignee:   Estate of Barney W. Peterson


Full Assignment

        Call Sign or Lead Call Sign: KNNX922

        Radio Service Code(s)
        ---------------------
                 YD
                 YS
                 YX


TC      0001828368       Licensee:   BFI Waste Systems of North America
                                     Browning-Ferris Industries                        10/21/2004      C
                         Transferor: Browning-Ferris Industries, Inc.
                         Transferee: Allied Waste Industries, Inc.


Transfer of Control

        Call Sign or Lead Call Sign: KNDM833

        Radio Service Code(s)
        ---------------------
                 GB
                 IG
                 YU


                                    Page 20
                                     * * *

      Purpose Key:
      ------------
AA    Assignment of Authorization                             ML    Spectrum Manager Lease
AM    Amendment of AA; TC; TL; or ML
TC    Transfer of Control
WD    Withdrawal
TL    De Facto Transfer Lease


      Action Key:
      -----------
C     Consented                                               P     Returned to pending
D     Dismissed                                               Q     Accepted (Spectrum Manager Lease Notifications)
G     Granted (Forbearance) and De Facto Transfer Lease       R     Returned
      Applications                                            T     Terminated
K     Killed                                                  V     Lease terminated or Lease not commenced
M     Consummated                                             W     Withdrawn
                                                              Z     Application removed from streamlined processing
                                                                    procedures

      Radio Service Key:
      ------------------
AA    Aviation Auxiliary Group                                MK    Alaska Group
AB    Aural Microwave Booster                                 MR    Marine Radiolocation Land
AF    Aeronautical and Fixed                                  MS    Multiple Address Service, Auctioned
AI    Aural Intercity Relay                                   MW    Microwave Public Safety Pool
AR    Aviation Radionavigation                                NC    Nationwide Commercial 5 Channel, 220 MHz
AS    Aural Studio Transmitter Link                           PA    Public Safety 4940-4990 MHz Band
CA    Commercial Air-ground Radiotelephone                    PC    Public Coast Stations, Auctioned
CB    BETRS                                                   PE    Digital Electronic Message Service - Private
CD    Paging and Radiotelephone                               PW    Public Safety Pool, Conventional
CE    Digital Electronic Message Service                      QA    220-222 MHz Band Auction
CF    Point to Point Microwave                                QD    Non-Nationwide Data, 220 MHz
CG    Air-ground Radiotelephone                               QM    Non-Nationwide Public Safety/Mutual Aid, 220 MHz
CL    Cellular                                                QO    Non-Nationwide Other, 220 MHz
CN    PCS Narrowband                                          QT    Non-Nationwide 5 Channel Trunked, 220 MHz
CO    Offshore Radiotelephone                                 RP    Broadcast Auxiliary Remote Pickup
CP    Part 22 VHF/UHF Paging (excluding 931MHz)               RS    Land Mobile Radiolocation
CR    Rural Radiotelephone                                    TB    TV Microwave Booster
CT    Local Television Transmission                           TI    TV Intercity Relay
CW    PCS Broadband                                           TN    39 GHz, Auctioned
CZ    Paging and Radiotelephone, Auctioned                    TP    TV Pickup
GB    Business, 806-821/851-866 MHz, Conventional             TS    TV Studio Transmitter Link
GC    929-930 MHz Paging Systems, Auction                     TT    TV Translator Relay
GF    Public Safety Ntl Plan, 821-824/866-869 MHz, Conv.      WA    Microwave Aviation
GI    Other Indust/Land Transp, 896-901/935-940 MHz, Conv.    WM    Microwave Marine
GO    Other Indust/Land Transp, 806-821/851-866 MHz, Conv.    WR    Microwave Radiolocation
GP    Public Safety/Spec Emerg, 806-821/851-866 MHz, Conv.    WS    Wireless Communications Service
GR    SMR, 896-901/935-940 MHz, Conventional                  WX    700 MHz Guardband
GS    Private Carrier Paging, 929-930 MHz                     WZ    Lower 700 MHz Bands
GU    Business, 896-901/935-940 MHz, Conventional             YB    Business, 806-821/851-866 MHz, Trunked
GX    SMR, 806-821/851-866 MHz, Conventional                  YC    SMR, 806-821/851-866 MHz, Trunked, Auctioned
IG    Industrial/Business Pool, Conventional                  YD    SMR, 896-901/935-940 MHz, Auctioned
IK    Industrial/Business Pool - Commercial, Conventional     YF    Public Safety Ntl Plan, 821-824/866-869 MHz, Trunked
LD    Local Multipoint Distribution Service                   YG    Industrial/Business Pool, Trunked
LN    902-928 MHz Location Narrowband (Non-Multilateration)   YI    Other Indust/Land Transp. 896-901/935-940 MHz, Trunked
LP    Broadcast Auxiliary Low Power                           YK    Industrial/Business Pool - Commercial, Trunked
LS    Location and Monitoring Service, Multilateration (LMS)  YO    Other Indust/Land Transp. 806-821/851-866 MHz, Trunked
LV    Low Power Wireless Assist Video Devices                 YP    Public Safety/Spec Emerg, 806-821/851-866 MHz, Trunked
LW    902-928 MHz Location Wideband (Grandfathered AVM)       YS    SMR, 896-901/935-940 MHz, Trunked
MA    Marine Auxiliary Group                                  YU    Business, 896-901/935-940 MHz, Trunked
MC    Coastal Group                                           YW    Public Safety Pool, Trunked
MG    Microwave Industrial/Business Pool                      YX    SMR, 806-821/851-866 MHz, Trunked
                                                              ZV    Interactive Video and Data Service


* If the purpose of application is Amendment or Withdrawal and the disposition action indicates that a Dismissal occurred, there may be a previous version of that application still pending in ULS. You are encouraged to utilize ULS Application Search to research the disposition status of all versions of a particular filing.